Exhibit 10.23

                            STOCK PURCHASE AGREEMENT
      This STOCK PURCHASE AGREEMENT is entered into on March 30, 2007, by and among ALL NIGHT AUTO STORES, INC. ("ANASI") and ALL NIGHT AUTO OF NAPERVILLE, INC. ("WALSH").

                                    RECITALS

      A. All Night Auto of Naperville, Inc. is owned by J.C. Walsh, Inc. (51% owner) and Midnight Auto Franchise Corp. ("MAFC") (an affiliate of ANASI)(49% owner).

      B. ANASI is the sole shareholder and owner of 1,000 shares of ALL NIGHT AUTO OF AURORA, INC., a Michigan corporation (the "COMPANY").

      C.. MAFC in conjunction with J.C. Walsh, Inc. has been the store operator, in charge of supervising the day to day business operations at the Company's store located at 989 S. Eola Road Aurora, Il. 60504.

      D. ANASI wishes to sell to All Night Auto of Naperville, Inc. and All Night Auto of Naperville, Inc. wishes to purchase from MAFC 1000 shares of the outstanding common stock of the Company (representing a 100% interest in the Company) in exchange for the consideration set forth below.

      In consideration of the foregoing recitals and the mutual promises set forth below, the parties aggress as follows:

      1. PURCHASE OF STOCK. ANASI hereby sells to All Night Auto of Naperville, Inc. and All Night Auto of Naperville, Inc. hereby purchases from ANASI 1,000 shares of common capital stock of the Company (the "PURCHASED STOCK"). ANASI shall deliver to All Night Auto of Naperville, Inc. a certificate representing the Purchased Stock, and hereby authorizes All Night Auto of Naperville, Inc. to transfer the Purchased Stock into the name of All Night Auto of Naperville on the Company's books and records.

      2. PURCHASE PRICE. In consideration of ANASI's sale of the Purchased Stock to All Night Auto of Naperville, and in consideration of ANASI's other promises and undertakings in this Agreement, Walsh shall: a) contribute to the capital of All Night Auto of Naperville, Inc. concurrent herewith the sum of Fifty Thousand Dollars ($50,000) by cash, cashiers check or wire transfer; and, b) cause All Night Auto of Naperville, Inc. (as subtenant) to enter into a sublease with MAFC (as sublandlord) for the premises currently occupied by the Company; and c) cause All Night Auto of Naperville, Inc. to pay to ANASI the sum of Fifty Thousand Dollars ($50,000) by cash, cashiers check or wire transfer.

      3. ANASI'S REPRESENTATIONS AND WARRANTIES. ANASI hereby represents and warrants to All Night Auto of Naperville that:

            a. AUTHORITY TO SELL. ANASI has full capacity, power and authority to sign this Agreement and sell the Purchased Stock to All Night Auto of Naperville.

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ANA Naperville Purchase of Aurora from MAFC                          Page 1 of 4

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            b. OWNERSHIP OF PURCHASED STOCK. ANASI is the sole owner of the
Purchased Stock. The Purchased Stock is not subject to any lien, claim, charge, encumbrance or security interest of any kind in any third party. ANASI is not a party to any agreement of any kind with respect to the sale of the Purchased Stock (other than this Agreement).

            c. VOLUNTARY SALE. ANASI acknowledges that it is voluntarily entering into this Agreement and voluntarily selling the Purchased Stock to All Night Auto of Naperville, that it is under no obligation to sell the Purchased Stock to All Night Auto of Naperville, and that it is not relying on any representations or advice given by any member of All Night Auto of Naperville to it regarding the advisability of selling its shares of Purchased Stock to All Night Auto of Naperville.

      4. REPRESENTATIONS AND WARRANTIES OF WALSH AND ALL NIGHT AUTO OF NAPERVILLE. Walsh and All Night Auto of Naperville hereby represent and warrant to ANASI:

            a. AUTHORITY TO PURCHASE. Walsh, as an individual, the President and Chairman of All Night Auto of Naperville and the president and of J.C. Walsh, Inc. has full capacity, power and authority to sign this Agreement and purchase the Purchased Stock from ANASI.

            b. VOLUNTARY PURCHASE. Walsh and All Night Auto of Naperville, Inc. acknowledge that each are voluntarily entering into this Agreement and voluntarily purchasing the Purchased Stock from ANASI, that it is under no obligation to purchase the Purchased Stock from ANASI, and that it is not relying on any representations or advice given by ANASI to it regarding the advisability of purchasing the shares of Purchased Stock from ANASI.

            c. KNOWLEDGEABLE ABOUT COMPANY BUSINESS OPERATIONS. Walsh is knowledgeable about the Company's business operations. Walsh, ANASI and All Night Auto of Naperville acknowledge that the Company is indebted to MAFC in the amount of $524,406.04 as of December 31, 2006 (the most recent financial statement date), and agrees to pay such indebtedness through the means currently in place for All Night Auto of Naperville and through any other means that are mutually acceptable to parties.

      5. MUTUAL RELEASE OF CLAIMS. Except for claims arising under this Agreement, ANASI hereby releases All Night Auto of Naperville (and each of its affiliates, parents, subsidiaries, officers, directors, shareholders and agents), on the one hand, and Walsh hereby releases ANASI (and each of its affiliates, parents, subsidiaries, officers, directors, shareholders and agents), on the other hand, from any and all liabilities whatsoever, known or unknown, of any kind. This release includes any and all claims, actions, demands, suits, costs, liabilities, expenses, losses or debts of any nature whatsoever, whether in law or in equity, relating to any matter, claim or right, whether presently known or unknown, which ANASI or Walsh has, ever had or may have against the other arising from or relating to any facts or events up to and including the date of this Agreement.

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ANA Naperville Purchase of Aurora from MAFC                          Page 2 of 4

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      5. RESIGNATION. ANASI shall cause its employees to resign all positions they hold as an officer, director or employee of the Company.

      6. MISCELLANEOUS. Michigan law governs this Agreement. Any court litigation arising out of this Agreement shall be litigated only in the United States District Court for the Eastern District of Michigan, Southern Division, or the Oakland County, Michigan Circuit Court; the parties hereby irrevocably consent to the personal jurisdiction and venue of those courts over them. This Agreement may be signed in multiple counterparts, each of which shall be deemed an original and all of which shall taken together shall constitute one agreement. Faxed or emailed signatures shall be binding as originals. Any notices provided for in this Agreement shall be given in writing by registered or certified mail addressed to the applicable party at the party's address below their signature. The parties agree to sign and deliver all documents, instruments, certificates and applications which may be deemed reasonably necessary by the other party, to consummate the transactions contemplated by this Agreement. Except as otherwise stated in this Agreement, this Agreement contains the entire understanding of the parties with respect to its subject matter, and supersedes all other agreements, understandings and negotiations. No evidence of prior or contemporaneous agreements, understandings or negotiations shall be used to construe or modify this Agreement. No modification of this Agreement shall be effective unless in writing and signed by the parties.

      7. WAIVER OF JURY TRIAL: THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO: (i) THIS AGREEMENT; OR (ii) ANY OF THE TRANSACTIONS OR OTHER AGREEMENTS CONTEMPLATED BY THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties have agreed to this Agreement as of the date written above.

MIDNIGHT AUTO FRANCHISE CORPORATION
A MICHIGAN CORPORATION

By:_______________________________________
      Nicholas Cocco
      Its: President and CEO

      22600 Hall Road, Suite 205
      Clinton Township, Michigan 48036

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ANA Naperville Purchase of Aurora from MAFC                          Page 3 of 4

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J.C. WALSH, INC., AN ILLINOIS CORPORATION

By:________________________________
      John Walsh, President

9500 West 179th Street
Tinley Park, IL 60477

ALL NIGHT AUTO OF NAPERVILLE, INC., A MICHIGAN CORPORATION

By:________________________________
      John Walsh, President

9500 West 179th Street
Tinley Park, IL 60477

ALL NIGHT AUTO STORES, INC., A MICHIGAN CORPORATION

By:_____________________________
      Nicholas A. Cocco, President

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